UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
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AMERICAN TOWER CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

AMERICAN TOWER CORPORATION

2022 Annual Meeting

Vote by May 17, 2022

11:59 PM ET

AMERICAN TOWER®
CORPORATION

116 HUNTINGTON AVENUE
BOSTON, MASSACHUSETTS 02116

You invested in AMERICAN TOWER CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report/Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 04, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 18, 2022
11:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/AMT2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	To elect the following Directors **Nominees:**	
1a.	Thomas A. Bartlett	For
1b.	Kelly C. Chambliss	For
1c.	Teresa H. Clarke	For
1d.	Raymond P. Dolan	For
1e.	Kenneth R. Frank	For
1f.	Robert D. Hormats	For
1g.	Grace D. Lieblein	For
1h.	Craig Macnab	For
1i.	JoAnn A. Reed	For
1j.	Pamela D.A. Reeve	For
1k.	David E. Sharbutt	For
1l.	Bruce L. Tanner	For
1m.	Samme L. Thompson	For
2.	To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2022.	For
3.	To approve, on an advisory basis, the Company's executive compensation.	For

NOTE: To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

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